Exhibit 32(b)
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PREMIER EXHIBITIONS, Inc. (the "Company") on Form 10-Q for the period ending November 30, 2004 as filed with the Securities and Exchange Commission on January _21, 2005, (the "Report"), I, Gerald Couture, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Gerald Couture
-------------------------
Gerald Couture
Chief Financial Officer
January 21, 2005